Capital Group Emerging Markets Total Opportunities FundSM Statement of Additional Information Supplement December 1, 2013 (for statement of additional information dated January 1, 2013)

The first paragraph in the “Management of the fund” section of the statement of additional information under the heading “Investment adviser” is amended in its entirety to read as follows:

Capital Guardian Trust Company, the trust’s investment adviser, maintains research facilities in the United States (Los Angeles, San Francisco, New York and Washington D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of Capital Group International, Inc., a holding company for several investment management subsidiaries. The trust is operated by the investment adviser, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the trust and, therefore, is not subject to registration or regulation as such under the CEA with respect to the trust.

Keep this supplement with your statement of additional information.

MFGEBS-076-1213O CGD/10149-S40507